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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported)         June 11, 1999
                                                  ------------------------------

                          Rocky Mountain Internet, Inc.
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               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

           001-12063                                    84-1322326
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   (Commission File Number)                  (IRS Employee Identification No.)

999 Eighteenth Street, Suite 2201                                       80202
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code        (303) 672-0700
                                                    ----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 11, 1999, the registrant entered into an Agreement and Plan of Merger (the "IdealDial Merger Agreement") with IdealDial Corporation ("IdealDial"), a Colorado corporation headquartered in Denver, Colorado, pursuant to which IdealDial merged with and into the registrant (the "IdealDial Merger"). Pursuant to the terms of the IdealDial Merger Agreement, the Registrant agreed to pay to the stockholders of IdealDial, in the aggregate, approximately $1.74 million, payable in the form of 146,611 shares of common stock of the registrant (73,306 shares of which will be registered). The consideration that the registrant agreed to pay to IdealDial was determined through arm's length negotiation. There was no material relationship between the registrant and IdealDial prior to the Merger. IdealDial is an enhanced full-service telecommunications provider. The registrant intends to utilize the assets acquired from IdealDial in the same manner that IdealDial utilized the assets prior to their acquisition by the registrant. A copy of the registrant's press release is attached hereto as Exhibit 20.1.

ITEM 5.  OTHER EVENTS.

         On June 10, 1999, the Registrant entered into an Agreement and Plan of Merger (the "Internet Connect Merger Agreement") with Internet Connect, Inc., a Utah corporation headquartered in Salt Lake City, Utah, pursuant to which Internet Connect, Inc. and its subsidiaries ("Internet Connect") merged with and into the registrant (the "Internet Connect Merger"). The purchase price of the assets acquired was approximately $1.44 million, payable in the form of 123,565 shares of the registrant's common stock (37,670 shares of which will be registered). The consideration that the registrant agreed to pay to Internet Connect was determined through arm's length negotiation. There was no material relationship between the registrant and Internet Connect prior to the Merger. Internet Connect is an internet service provider. The registrant intends to utilize the assets acquired form Internet Connect in the same manner that Internet Connect utilized the assets prior to their acquisition by the registrant. A copy of the registrant's press release is attached hereto as Exhibit 20.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

         (a) Financial Statements of Businesses Acquired:

                  Not required.

         (b) Pro Forma Financial Information:

                  Not required.

         (c) Exhibits:


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
               Exhibit
                Number                         Description
             ------------    ---------------------------------------------------
                 10.1        Agreement and Plan of Merger dated as of June 11,
                             1999 by and between Rocky Mountain Internet, Inc.
                             and IdealDial Corporation*

                 10.2        Asset Purchase Agreement by and among Rocky
                             Mountain Internet, Inc. and Internet Connect,
                             Inc. et.al.*

                 20.1        News Release dated June 14, 1999 announcing the
                             IdealDial Merger.

                 20.2        News Release dated June 15, 1999 announcing the
                             Internet Connect Merger.


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* To be filed by amendment.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Rocky Mountain Internet, Inc.
                                     -------------------------------------------
                                                     (Registrant)

         Date: June 28, 1999         By:  /s/ CHRISTOPHER J. MELCHER
                                          --------------------------------------
                                          Christopher J. Melcher
                                          Vice President, General Counsel and
                                          Corporate Secretary